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                                                                  EXHIBIT 10.9


                       EIGHTH AMENDMENT TO LOAN AGREEMENT


         This Eighth Amendment to Loan Agreement is made and effective as of June 19, 1997, by and between CELEBRITY, INC., a Texas corporation ("Celebrity"), MAGICSILK, INC., a Texas corporation ("Magicsilk"), THE CLUETT CORPORATION, a California corporation ("Cluett"), and INDIA EXOTICS, INC., a Texas corporation ("India"), (collectively, the "Borrowers") and NATIONAL CANADA FINANCE CORP., a Delaware corporation (the "Lender").

                                  WITNESSETH:

         WHEREAS, the Lender, Celebrity, and Magicsilk entered into a Loan Agreement dated May 10, 1993, as amended pursuant to a First Amendment to Loan Agreement dated as of July 27, 1993, a Second Amendment to Loan Agreement dated as of November 17, 1993, a Third Amendment to Loan Agreement dated as of March 18, 1994, a Fourth Amendment to Loan Agreement dated as of November 4, 1994, a Fifth Amendment to Loan Agreement dated as of February 3, 1995, a Sixth Amendment to Loan Agreement dated as of March 14, 1995, a Seventh Amendment to Loan Agreement dated as of August 4, 1995, and Waiver and Modification Letters dated May 15, 1996 and September 26, 1996, respectively (as so amended, the "Loan Agreement"), pursuant to which the Lender committed, among other things, to make loans, advances, and other credit facilities available to Celebrity, Magicsilk, Cluett, and India;

         WHEREAS, the parties desire to amend the Loan Agreement in certain respects, as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing, for other valuable consideration hereby acknowledged, and subject to the other terms and conditions hereof, the Lender and the Borrowers agree that the following provisions of the Loan Agreement shall be amended, effective the date hereof, as follows:

         1.  A new defined term is added in Section One, as follows:

                           "'Merrill Lynch' means Merrill Lynch Business Financial Services, Inc., a Delaware corporation."

         2. Part (i) of the definition of "Permitted Encumbrances" is amended and restated in its entirety as follows:

                           "(i) liens on certain real property located in Smith County, Texas and Forsyth County, North Carolina and security interests related thereto in favor of Merrill Lynch to secure indebtedness of Celebrity to Merrill Lynch of up to the maximum principal amount of $5,000,000, plus accrued interest thereon, provided that Merrill Lynch executes and delivers to the


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                           Lender one or more Mortgagee's Waivers and Consents,
                           in form and content satisfactory to the Lender; and"

         3. Part (e) of Section 7.1 of the Loan Agreement, permitting indebtedness up to the principal amount of $1,800,000 to Tyler Bank and Trust, N.A., and certain other matters therein set forth, is deleted and intentionally left blank.

         4. Part (h) of Section 7.1 of the Loan Agreement, permitting indebtedness of up to the principal amount of $1,500,000 to Southern National Bank of North Carolina and certain other matters therein set forth, is deleted and intentionally left blank.

         5. Part (i) of Section 7.1 of the Loan Agreement, permitting indebtedness of up to the maximum principal amounts of $2,200,000 and $1,000,000 to NationsBank and certain other matters therein set forth, is amended and restated in its entirety, as follows:

                           "(i) Indebtedness of up to the maximum principal amount of $5,000,000, plus accrued interest thereon to Merrill Lynch under and pursuant to that certain Term WCMA Note dated June 6, 1997 and the related Term WCMA Loan Agreement of even date with such note executed by Celebrity in favor of Merrill Lynch, and any and all amendments, renewals, restatements, extensions, and supplements thereof, in whole or in part, but not any increases thereof;"

         6. Section 7.3 of the Loan Agreement is amended and restated in its entirety, as follows:

                           "Except for (i) the guaranty by Celebrity of up to Hong Kong 31,000,000 of indebtedness of Celebrity Exports International to The Hongkong and Shanghai Banking Corporation, Ltd., plus post-default interest and expenses of enforcement as provided in the instrument of guaranty which evidences such guaranty, (ii) guaranties by Celebrity of the indebtedness of India, as described in subsections
                           (k) and (l) of Section 7.1, above, and (iii) the guaranty by Cluett, Magicsilk, and India of indebtedness of Celebrity to Merrill Lynch, as described in subsection (i) of Section 7.1, above, guarantee or otherwise in any way become or be responsible for the indebtedness or obligations of any other Person, by any means whatsoever, whether by agreement to purchase the indebtedness of any other Person or agreement for the furnishing of funds to any other Person though the purchase of goods, supplies, or services (or by way of stock purchase, capital contribution, advance, or loan) for the purpose of paying or discharging the indebtedness of any other Person, or otherwise, except for the endorsement of negotiable instruments by a Borrower in the ordinary course of business for collection."

         7. By their execution hereof, each of the Borrowers hereby certifies to the Lender that as of the date hereof (a) all representations and warranties heretofore made by them under the



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Loan Agreement and the other loan papers related thereto are true in all material respects, including but not limited to the fact that Cluett is a corporation duly organized,validly existing, and in good standing under the laws of the State of California, and (b) the Borrowers do not have or claim to have any offset, counterclaim, or defense to any of their obligations under the Loan Agreement or any of the other loan papers related thereto.

         8. Subject to satisfaction of the requirements for the effectiveness of this Eighth Amendment, as set forth in paragraph 10 hereof, and the agreement of the Borrowers to the terms and provisions in this Eighth Amendment, the Lender hereby agrees to all of the foregoing amendments to the Loan Agreement.

         9. Except as expressly set forth herein, all terms and provisions of the Loan Agreement and the other loan papers related thereto are hereby confirmed as in full force and effect. The Borrowers expressly agree by their execution hereof that all security interests, liens, and benefits created and conferred by the Loan Agreement and such loan papers cover and extend to all obligations evidenced and created by the Note, the Loan Agreement as amended hereby, and all renewals, extensions, and modifications thereof, in whole or in part. All terms with their initial letters capitalized herein and not otherwise defined herein have the same meanings set forth in the Loan Agreement.

         10. This Eighth Amendment shall not be effective until the Lender shall have received the following, each dated such day and in form and substance satisfactory to the Lender:

         a.   This Eighth Amendment, duly executed by all parties hereto;

         b. Certified copies (i) of the resolutions of the Board of Directors of each of the Borrowers, upon which the Borrowers rely for authorization of this Eighth Amendment and all documents executed in connection herewith, and (ii) of all documents evidencing other necessary corporate action, including all governmental and other consents and approvals, if any, with respect hereto and all other documents executed in connection herewith; and

         c. A certificate of the Secretary or an Assistant Secretary of each of the Borrowers, certifying the names and genuine signatures of the officer or officers of each of the Borrowers authorized to sign this Eighth Amendment and the other documents to be executed and delivered by each of the Borrowers hereunder.

         11. This Eighth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.


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             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK
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         IN WITNESS WHEREOF, the parties hereto have caused this Eighth
Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

NATIONAL CANADA FINANCE CELEBRITY, INC.
CORP.


By:     /s/ WILLIAM HANDLEY              By:      /s/ JAMES R. THOMPSON
    -------------------------------          -------------------------------
    Print Name:   William Handley            Print Name:  James R. Thompson
               --------------------                     --------------------
    Title:        Vice President             Title:       Vice President
          -------------------------                -------------------------


By:        /s/ LARRY L. SEARS            MAGICSILK, INC.
    -------------------------------
    Print Name:  Larry L. Sears
               --------------------
    Title:  Group Vice President         By:      /s/ JAMES R. THOMPSON
          -------------------------          -------------------------------
                                             Print Name:  James R. Thompson
                                                        --------------------
                                             Title:       Vice President
                                                   -------------------------


                                         THE CLUETT CORPORATION


                                         By:      /s/ JAMES R. THOMPSON
                                             -------------------------------
                                             Print Name:  James R. Thompson
                                                        --------------------
                                             Title:       Vice President
                                                   -------------------------


                                         INDIA EXOTICS, INC.


                                         By:      /s/ JAMES R. THOMPSON
                                             -------------------------------
                                             Print Name:  James R. Thompson
                                                        --------------------
                                             Title:       Vice President
                                                   -------------------------



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